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                            STOCK PURCHASE AGREEMENT

                     STOCK PURCHASE AGREEMENT, dated as of July 9, 2001 ("Agreement"), between Sun NZ, L.L.C., a limited liability company organized under the laws of the state of Arizona ("Seller") and Lipid Sciences, Inc., a Delaware corporation ("Buyer").

                     WHEREAS, the Seller desires to sell to the Buyer, and Buyer desires to purchase from the Seller, an aggregate of 1,505,402 shares ("Purchased Shares") of common stock, no par value per share ("Common Stock"), of NZ Corporation, an Arizona corporation ("NZ"), representing approximately 22% of the issued and outstanding Common Stock of NZ on the date of this Agreement, on the terms and conditions set forth in this Agreement.

                     NOW THEREFORE, the parties hereto agree as follows:

                     1. Purchase and Sale of Shares. Subject to the terms and conditions herein set forth, Seller hereby agrees to sell and Buyer hereby agrees to purchase the Purchased Shares, for a price of $8.00 per Purchased Share, or an aggregate of $12,043,216 ("Purchase Price").

                     2. Deposits into Escrow. On or before July 11, 2001, the Buyer shall deposit with Continental Stock Transfer and Trust Company ("Escrow Agent") in an interest bearing account the sum of $1,150,000 (which together with all interest earned thereon is referred to as the "Escrow Funds") pursuant to an agreement in the form of EXHIBIT A hereto "Escrow Agreement". The distribution of the Escrow Funds will be governed by the terms of the Escrow Agreement.

                     3. Closing. The closing of the purchase and sale of the Purchased Shares ("Closing") shall take place at the offices of Bryan Cave LLP, Two North Central Avenue, Phoenix, Arizona at 10:00 a.m. when all of the conditions to the obligations of the parties to consummate the transactions contemplated hereby, as set forth in Section 6 hereof are satisfied ("Closing Date"). At the Closing, (i) Seller will deliver to the Buyer the Stock Certificates representing the Purchased Shares, together with an executed stock power, signature medallion guaranteed and corporate resolutions authorizing the sale and indicating the officers who may execute documents of transfer on behalf of the Seller, (ii) the Buyer will cause the Escrow Agent to transfer to Seller or its designee all the Escrow Funds by wire transfer of immediately available funds to be credited towards the Purchase Price, (iii) the Buyer shall deliver the balance of the Purchase Price for the Purchased Shares to the Seller or its designee by wire transfer of immediately available funds; provided that, in the event that the Escrow Agent does not so transfer the Escrow Funds at the Closing, Buyer shall deliver to Seller an amount equal to the Purchase Price by wire transfer of immediately available funds, (iv) Seller will cause its counsel, Ryle, Carlock & Applewhite, to deliver an opinion (the "Seller Opinion") to the Buyer stating, in form and substance reasonably satisfactory to counsel for the Buyer that in their opinion (a) Seller has the power and authority to enter into the transactions contemplated herein and perform

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the obligations under this Agreement, (b) this Agreement is the valid and binding obligation of the Seller, and (c) to the knowledge of counsel, based solely on a certificate of the officers or managers of the Seller, there is no action, suit or proceeding pending or threatened that asserts the invalidity of this Agreement or seeks to prevent consummation of the transactions contemplated by this Agreement or impairing the Seller's ability to perform its obligations under this Agreement and all related agreements, and (v) Buyer will cause its counsel, Heller Ehrman White & McAuliffe LLP, to deliver an opinion (the Buyer Opinion") to the Seller stating, in form and substance reasonably satisfactory to counsel for the Seller, that in his opinion (a) Buyer has the power and authority to enter into the transactions contemplated herein and perform the obligations under this Agreement, (b) this Agreement is the valid and binding obligation of the Buyer, and (c) to the knowledge of counsel, based solely on a certificate of the officers or managers of the Buyer, there is no action, suit or proceeding pending or threatened asserting the invalidity of this Agreement or seeking to prevent consummation of the transactions contemplated by this Agreement or impairing the Buyer's ability to perform its obligations under this Agreement and all related agreements. Notwithstanding the provisions of Section 3(ii) and (iii) above, if the Bridge Loan (as hereinafter defined) is unpaid in whole or in part, the Buyer is authorized to and shall repay the Bridge Loan in full from such portion of the Purchase Price (including the Escrow Funds) as may be required, before paying any amount to the Seller or any other designee of Seller.

                     4. Representations of Seller. Seller hereby represents and warrants to the Buyer as follows, each of which shall be deemed to have been given as of the date hereof and as of the date of the Closing:

                           (a) Subject to the pledge of the Purchased Shares to
Bridge Financial Corporation as security in respect of a loan for up to $8,000,000 in aggregate principal amount from Bridge Financial Corporation to Seller dated April 3, 2001 ("Bridge Loan"), Seller is the holder of record and beneficial owner of the Purchased Shares and at the Closing upon repayment of the Bridge Loan by or on behalf of Seller, the Purchased Shares will be free and clear of all security interests, liens or encumbrances, equities and claims. Except for the grant of the security interest in the Purchased Shares to Bridge Financial Corporation under the Bridge Loan, Seller has not granted to any person or persons any right in or options or other rights to buy, or proxies or other rights to vote, the Purchased Shares.

                           (b) Seller has full legal power to execute and
deliver this Agreement and to perform its obligations hereunder. All acts required to be taken by Seller to enter into this Agreement and to carry out the transactions contemplated hereby have been, or prior to the Closing Date shall have been, properly taken; and this Agreement constitutes a legal, valid and binding obligation of Seller, enforceable in accordance with its terms, subject to principles of equity and to the bankruptcy laws of the United States. The execution, the delivery and, subject to the terms of the Bridge Loan, the performance of this Agreement by Seller in accordance with its terms will not, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate

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or loss of rights under, or result in the creation of any encumbrance pursuant to, or require the consent of any third party or governmental authority pursuant to, (i) any provision of the certificate of incorporation or by-laws, or formation document or operating agreement, as the case may be, of Seller, or
(ii) any franchise, mortgage, indenture or deed of trust or any material lease, license or other agreement or any law, regulation, order, judgment or decree to which Seller is a party or by which Seller (or any of its assets, properties, operations or businesses) may be bound, subject to or affected.

                           (c) To the knowledge of Seller, no documents filed by
NZ since January 1, 1999 pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), or the rules and regulations thereunder, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading at the time such documents were so filed. Seller is not aware of any material adverse change in the business, properties or condition, financial or otherwise, of NZ since the date on which the most recent report filed by NZ pursuant to the Exchange Act was filed.

                           (d) The sale of the Purchased Shares pursuant to this
Agreement will not result in a violation of Section 10-2704 of the Arizona Business Corporation Act, understanding that the Buyer will be merged into NZ immediately after the sale and purchase hereunder of the Purchased Shares.

                     5. Representations and Warranties of Buyer. Buyer hereby represents and warrants to the Seller as follows each of which shall be deemed to have been given as of the date hereof and as of the date of the Closing:

                           (a) Buyer has full legal power to execute and deliver
this Agreement and to perform its obligations hereunder. All acts required to be taken by Buyer to enter into this Agreement and to carry out the transactions contemplated hereby have been, or prior to the Closing Date shall have been, properly taken; and this Agreement constitutes a legal, valid and binding obligation of Buyer, enforceable in accordance with its terms, subject to principles of equity and to the bankruptcy laws of the United States. The execution, delivery and performance of this Agreement by Buyer in accordance with its terms will not, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any encumbrance pursuant to, or require the consent of any third party or governmental authority pursuant to (i) any provision of the certificate of incorporation or by-laws of Buyer, or (ii) any franchise, mortgage, indenture or deed of trust or any material lease, license or other agreement or any law, regulation, order, judgment or decree to which Buyer is a party or by which Buyer (or any of his or its assets, properties, operations or businesses) may be bound, subject to or affected.

                           (b) Buyer will acquire the Purchased Shares for its
own account, for investment purposes, and not with the view to, or for resale in connection with, any

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distribution thereof, subject to Buyer being merged with and into the issuer of the Purchased Shares ("Merger") and the intention that the Purchased Shares be contributed to the capital of the issuer of the Purchased Shares and thereafter cancelled. Buyer is now and at the time of purchase will be an accredited investor as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended. Buyer acknowledges that Seller is relying on the representation that it is an accredited investor in its sale of the Purchased Shares to Buyer.

6.         Conditions.

              (a) The obligations of the Buyer to consummate the purchase of the Purchased Shares are subject to satisfaction of the following conditions:

                  (1) All of the representations and warranties of the Seller herein are true and complete on the date hereof and on the Closing Date.

                  (2) At the Closing, the Seller will have delivered to the Buyer the Stock Certificates together with the executed stock power, medallion guaranteed and the aforementioned corporate documents of authority.

                  (3) At the Closing, the Seller's counsel will have delivered to the Buyer the Seller Opinion.

                  (4) All the conditions to the Merger of the Buyer and NZ pursuant to the Agreement and Plan of Merger dated the date hereof, between NZ and Buyer ("Merger Agreement") shall have been fulfilled or waived by the relevant parties under that agreement, and NZ shall certify in writing to Buyer their immediate intention to consummate the transactions contemplated by the Merger Agreement.

              (b) The obligations of the Seller to consummate the sale of the Purchased Shares are subject to satisfaction of the following conditions:

                  (1) All of the representations and warranties of the Buyer herein are true and complete on the date hereof and on the Closing Date;

                  (2) At the Closing, Buyer will have delivered to Seller or its designee the Purchase Price;

                  (3) All the conditions to the Merger pursuant to the Merger Agreement shall have been fulfilled or waived by the relevant parties under that agreement, and the Buyer and NZ shall certify in writing to Seller their immediate intention to consummate the transactions contemplated by the Merger Agreement; and

                  (4) At the Closing, the Buyer's counsel will have delivered to Seller the Buyer Opinion.

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              7. Voting Agreement. Seller hereby agrees that while this
Agreement is in effect, at any meeting of the shareholders of NZ, however called, or pursuant to any action by written consent, Seller shall (a) vote (or cause to be voted) the Purchased Shares and all other Common Stock held of record or beneficially by Seller or over which Seller has the right to direct the vote (together all such securities "Voting Securities") in favor of the Merger Agreement and the Merger between NZ and Buyer, the approval of the terms thereof and all the transactions contemplated thereby, and any other transaction proposed by NZ, including, but not limited to voting in favor of each of the proposals to (i) change the name of NZ to "Lipid Sciences, Inc.," (ii) to increase the capitalization of NZ to 85,000,000 shares of capital stock of which 75,000,000 will be designated shares of common stock and 10,000,000 shares will be designated as shares of preferred stock, (iii) elect the persons specified in
Schedule 5.4 of the Merger Agreement as directors of NZ effective the effective time of the Merger, (iv) eliminate the provision that each director must also be a stockholder of NZ, (v) add a provision relating to the Seller's right to nominate persons to the board of directors of NZ as set forth in Section 10 hereof; and (vi) approve the NZ Performance Equity Plan; (b) vote (or cause to be voted) the Voting Securities against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of NZ under the Merger Agreement or of Seller under this Agreement; and (c) vote (or cause to be voted) the Voting Securities against any of the following [other than the Merger Agreement (including as it may have been, or may have been proposed by NZ to be, amended) or the transactions contemplated thereby]: (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving NZ or its subsidiaries (including, but not limited to, any takeover proposal or change in the application of Section 10-2721 of the Arizona Business Corporation Law to NZ) or (ii) except as contemplated in the Merger Agreement a sale or transfer of a material amount of assets of NZ or its subsidiaries and affiliates or a reorganization, recapitalization or liquidation of NZ (any matter under clauses (a), (b) or (c), a "Subject Proposal").

              8. Proxy. (a) While this Agreement is in effect, Seller hereby irrevocably grants to, and appoints Buyer, and any individual designated in writing by Buyer, and each of them individually, as the Seller's proxy, agent and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Seller, to vote (or cause to be voted) the Voting Securities, or grant a consent or approval in respect of the Voting Securities, in each case, with respect to a Subject Proposal, in a manner consistent with Section 7 above, but as to no other matter.

                  (b) Seller understands and acknowledges that Buyer is entering into the Merger Agreement in reliance upon Seller's execution and delivery of this Agreement. Seller hereby affirms that the irrevocable proxy set forth in this Section 8 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Seller under this Agreement. Seller hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked prior to the expiration of this Agreement. Seller hereby

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ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of 10-722 of the Arizona Business Corporation Law. Seller will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by it with respect to the Voting Securities that would be inconsistent with the proxy granted pursuant to this
Section 8. Seller shall not hereafter, unless and until this Agreement terminates pursuant to Section 11 hereof, purport to vote (or execute a consent with respect thereto) the Voting Securities with respect to any Subject Proposal (other than through this irrevocable proxy) or grant any other proxy or power of attorney with respect to any Voting Securities to vote with respect to any Subject Proposal, deposit any Voting Securities into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote with respect to any Subject Proposal, or grant any proxy or give instructions with respect to the voting of such Voting Securities with respect to any Subject Proposal.

              9. Limitations on Proxy. Notwithstanding the provisions of Section 7 and Section 8 of this Agreement, if the "fundamental economic provisions" of the Merger Agreement are modified by NZ and Buyer after the execution hereof, then the Seller shall not be required to vote any of the Purchased Shares and all other Common Stock held of record or beneficially by the Seller or over which Seller has the right to direct the vote for any of the matters enumerated in Section 7 and the proxy granted by Buyer pursuant to Section 8 may be revoked by Seller. "Fundamental economic provisions" means the following: (i) the conversion ratio of 1.55902 set forth in Section 1.6(a)(i) is increased; (ii) the Right as provided in Section 1.6(c)(ii) is eliminated, (iii) the initial Closing Price of $12.00 is decreased, the period of 20 days is decreased, the Minimum Volume of 1,500,000 is decreased or the number of days in the Hundred Day Average price is changed, each as set forth in Section 1.6(c)(iii), (iv) the opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc. is withdrawn prior to the Effective Time of the Merger (as defined in the Merger Agreement),
(v) the provisions of Section 5.8 are modified to not appoint the persons who are the nominees of Seller; (vi) the provisions of Section 5.16 are modified;
(vii) the provisions of Section 5.19 are modified; (viii) the dollar amounts set forth in Section 9.2 are modified as follows, the $200,000 amount is increased or the $650,000 amount is decreased; and (ix) any other provision that modifies the fundamental rights or obligations of NZ or the Buyer.

              10. Nomination of Persons to Board. So long as Seller beneficially owns 500,000 shares of Common Stock of NZ (or its successor) which were owned at the Closing Date after the sale of the Purchased Shares (as adjusted for stock splits, stock dividends, stock recombinations and similar events relating to the Common Stock), Seller will have the right to nominate two persons for election as directors of NZ (or its successor) if the entire board of directors consists of eight or less persons, but if the board of directors consists of nine or more persons, then the Seller will have the right to nominate such number of directors as represents 1/3 of the total number of

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directors serving on the board. If the foregoing computation results in the
Seller having the right to a fractional number of directors, the number of directors the Seller shall be entitled to nominate shall be rounded down if the calculation results in a fraction of .50 or less, and rounded up if the calculation results in a fraction of .51 or more. By way of example, and without limiting the foregoing, if the board of directors of the NZ (or its successor) consisted of 11 members, Seller would be entitled nominate four directors (11 x
 .3334 = 3.6666, rounded up to 4). Notwithstanding the foregoing, if the Seller owns less than 500,000 shares of Common Stock of NZ, but 250,000 or more shares of Common Stock, adjusted as provided above, then Seller will have the right to nominate one person for election as a director of NZ (or its successor). NZ will use its commercially reasonable efforts to take all such action to confirm the nomination and present the persons nominated by Seller for election by the shareholders of NZ (or its successor) by means of a vote of the shareholders at a meeting called for that purpose or consent of the shareholders in any solicitation on behalf of NZ (or its successor) or of the then management of NZ (or its successor).

              11. Termination.

                  (a) This Agreement may be terminated at any time prior to the Closing Date by mutual written consent of the Seller and Buyer.

                  (b) This Agreement shall be terminated if the Merger Agreement is terminated for any reason or the Merger is not consummated on or before November 30, 2001.

                  (c) This Agreement may be terminated by Seller at any time based upon a material breach of this Agreement or the Merger Agreement by the Buyer.

                  (d) This Agreement may be terminated by the Buyer at any time based upon a material breach of this Agreement by the Seller.

                  (e) If this Agreement is terminated because (i) of a breach of this Agreement by Buyer, or (ii) the Merger Agreement is terminated or the Merger is not consummated as a result of (A) a breach by the Buyer (after any applicable notice and cure periods) to perform any of its obligations under the Merger Agreement, or (B) any of the representations and warranties of Buyer in the Merger Agreement are not materially true and correct as made on the date of the Merger Agreement, or (C) there is a Lipid Sciences Material Adverse Change, other than solely based on a material adverse change in the "prospects" of Lipid Sciences where Lipid Sciences or its directors, officers, employees or agents acting at the direction of Lipid Sciences directors, officers or employees did not materially contribute to such adverse change by its action, failure to act or conduct (as such terms are defined in the Merger Agreement), then Buyer will pay to Seller as liquidated damages, and not as a penalty, an amount equal to the interest paid or payable by Seller to Bridge Financial Corporation on the Bridge Loan from the date of the making of the Bridge Loan to the date of termination of this Agreement up to a maximum dollar amount of $500,000 (the "Seller Termination Fee"). The Seller Termination Fee shall be paid from the Seller Termination Fee Escrow (as defined in the

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Escrow Agreement) in accordance with the terms and conditions of the Escrow
Agreement. If this Agreement is terminated (i) by mutual agreement of the Seller and Buyer, pursuant to Section 11(a) above (other than under the circumstances set forth in the first sentence of this paragraph 11(e)) or by reason of a breach of this Agreement by the Seller or (ii) because the Merger Agreement is terminated or the Merger is not consummated as a result of (A) the breach of NZ (after any applicable notice and cure periods) to perform any of its obligations under the Merger Agreement, (B) any of the representations and warranties of NZ in the Merger Agreement are not materially true and correct as made on the date of the Merger Agreement, (C) there is a NZ Material Adverse Change (as such terms are defined in the Merger Agreement), or (D) NZ terminates the Merger Agreement because NZ has entered into an agreement to effect a transaction described in Section 5.11(a) permitted by Section 5.11(b) of the Merger Agreement, then each of the Seller and Buyer agree that neither party will be responsible for any loss or expense incurred by the other party hereto by reason of this Agreement or the Bridge Loan.

                  (f) If the Merger Agreement is terminated by NZ pursuant to
Section 9.1(f), then (i) Seller will not be entitled to receive, and Buyer shall not be obligated to pay, the Seller Termination Fee as provided in Section 11(e) hereof, and (ii) Seller shall instead receive liquidated damages in lieu of any other payment, liability or obligation equal to the sum of $250,000, to be paid from the Seller Termination Fee Escrow maintained with the Escrow Agent under the Escrow Agreement.

              12. Lipid Sciences Lockup Agreements. Buyer agrees that (i) for a period of one year following the Closing, it will take no action to terminate, amend, modify or waive any lock up agreements with the persons listed on Schedule A hereto which restrict the sale of shares of Buyer's common stock and securities into which such stock may be converted or exchanged without the written consent of Seller (which consent shall not be unreasonably withheld);
(ii) after such one year period, such agreements may only be terminated, amended, modified or waived by the board of directors of NZ, acting in a manner consistent with their fiduciary duties; (iii) such agreements will remain in full force and effect following the Merger and will relate to the shares of Common Stock of NZ exchanged in the Merger for shares of the Buyer's common stock or, as the case may be, the shares of Common Stock which may be issued under outstanding warrants options and other conversion agreements; and (iv) Seller will be a third party beneficiary of each of such agreements. As a condition to the purchase and sale of the Purchased Shares, Buyer will have agreements (in substantially the same form as the person currently has with the Buyer) with each of the persons on Schedule A that provide that such persons will lock up their shares of NZ common stock received in the Merger for the period as specified on Schedule A.

              13. Seller Lock-Up. Commencing the date of this Agreement and ending on the earlier of its termination or the sale and purchase of the Purchased Shares, Seller will not (i) lend, offer, pledge (other than to Bridge Financial Corporation), sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or

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indirectly, any shares of Common Stock of NZ or any securities convertible into or exercisable or exchangeable for Common Stock of NZ, whether such shares or any such securities are now owned by the Seller or are acquired after the date of this Agreement or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock of NZ, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of such common stock or such other securities, in cash or otherwise.

              14. Non-Shop Agreement. Until the earlier of the Closing or the termination of this Agreement, the Seller and its respective affiliates (other than NZ Corporation), subsidiaries, agents or representatives will not (i) solicit or encourage, directly or indirectly, any inquiries, discussions or proposals for, (ii) continue, propose or enter into any negotiations or discussions looking toward, or (iii) enter into any agreement or understanding providing for any acquisition of any Common Stock, or any security convertible into or exercisable for Common Stock (collectively "Securities"), other than as contemplated by this Agreement. In addition, Seller and its respective affiliates (other than NZ Corporation), subsidiaries, agents or representatives will not provide any information to any person or entity for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any Securities. Seller will immediately notify Buyer of any such inquiries, proposals or requests and provide Buyer with the particular thereof.

              15. Miscellaneous.

                  (a) Except as otherwise set forth herein, the warranties, representations, and covenants of the Seller and the Buyer contained in or made pursuant to this Agreement shall survive the closing of the transaction contemplated by this Agreement, except that the representations and warranties set forth in Section 4(c) hereof will survive for one year after the Closing Date.

                  (b) The parties agree that neither may publish or disclose the nature of its commitments, arrangements and understandings under this Agreement except as may be required by applicable law after prior notice to the other party and NZ and consultation regarding the content of the public disclosure or by the written consent of the other party. NZ will be deemed to be a third party beneficiary of this provision with the right to disclose such information separately from any disclosure the parties may make.

                  (c) This Agreement shall be binding upon and inure to the benefit of each party hereto, and its respective heirs, executors, legal representatives, successors and assigns. This Agreement constitutes the entire understanding and agreement between the parties with regard to the subject matter hereof and may not be amended or modified except by a written agreement specifically referring to this Agreement signed by all the parties. No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

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                  (d) This Agreement shall be governed by and construed under the internal laws of the State of Arizona, disregarding any principles of conflicts of laws.

                  (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) The Seller represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. The Buyer represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Seller agrees to indemnify and hold harmless the Buyer from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which Seller or any of its representatives is responsible. Buyer agrees to indemnify and hold harmless the Seller from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which Buyer or any of its representatives is responsible.

                  (g) In the event that any provision of this Agreement would be held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement would be held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability, without invalidating the remaining portion of such provision or the other provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (h) Any notice required or permitted under this Agreement shall be given in writing and shall either be delivered personally or sent by certified mail, return receipt requested, postage prepaid, or by express courier next business day service with signed receipt required, if to Seller, at its address at 2525 E. Camelback Road, Suite 888, Phoenix, Arizona 85016, Attention:
William A. Pope, with a copy to Bryan Cave LLP, Two North Central Avenue, Phoenix, Arizona 85004, Attention: Frank M. Placenti, Esq., if to Buyer, at its address at 7068 Koll Center Parkway, Suite 401, Pleasanton, California 94566,
Attention: Phil Radlick, President and CEO, with a copy to Andrew D. Hudders, Esq., Graubard Miller, 600 Third Avenue, New York, New York 10016 and to Joseph Lesko, Esq., Heller Ehrman White & McAuliffe LLP, 4250 Executive Square, 7th Floor, LaJolla, California 92037, or to such other address as either shall have specified by notice in writing to the other, and shall be deemed duly given hereunder when so delivered.

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                  (i) The section headings are inserted only as a matter of
convenience and for reference and in no way define, limit or describe the scope or intent of any provision of this Agreement.

                  (j) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties.

                  (k) The failure of the Closing to occur shall not act as a waiver by any party of any claims such party may have against any other party for any breach of this Agreement.

              IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first above written.


SELLER:                                           BUYER:

SUN NZ L.L.C.                                     LIPID SCIENCES, INC.

By: Sun NMA, Inc.,                                By: /s/ Phillip Radlick
an Arizona corporation, and                           _______________________
Managing Member of Sun NZ L.L.C.                  Phil Radlick,
                                                  President and CEO

By:  /s/ William Pope
    _______________________
     William Pope, President


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